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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                        --------------------------------
                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): December 21, 2004

                       ATLANTIC COAST FEDERAL CORPORATION
                       ----------------------------------
             (Exact name of Registrant as specified in its charter)


          Federal                    000-50962               59-3764686
          --------                   ---------               ----------
(State or Other Jurisdiction        (Commission           (I.R.S. Employer
      of Incorporation)             File Number)         Identification No.)

                   505 Haines Avenue, Waycross, Georgia 31501
                   ------------------------------------------
                    (Address of principal executive offices)

                                 (800) 342-2824
                                 --------------
               Registrant's telephone number, including area code

                                 Not Applicable
                                 --------------
          (Former Name or former address, if changed since last report)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01. Entry into a Material Definitive Agreement.

On December 21, 2004, the Board of Directors of Atlantic Coast Federal, the savings institution subsidiary of Atlantic Coast Federal Corporation, adopted the 2005 Executive Non-Qualified Excess Plan (the "2005 Plan"). This plan replaced the existing Executive Non-Qualified Excess Plan (the "Existing Plan") which was frozen as to new contributions and/or deferrals earned following December 31, 2004. Accrued benefits under the Existing Plan will continue to be covered by such plan. All future benefits will be covered by the 2005 Plan that was drafted to comply with the new Section 409A of the Internal Revenue Code which was created by the American Jobs Creation Act that was signed into law on October 22, 2004. The 2005 Plan is intended to be an unfunded non-tax qualified plan maintained primarily for the purpose of providing deferred compensation benefits for directors of Atlantic Coast Federal.

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                                   SIGNATURES


        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        ATLANTIC COAST FEDERAL CORPORATION


Date:  December 27, 2004               By: /s/ Robert J. Larison, Jr.
                                           -------------------------------------
                                           Robert J. Larison, Jr.
                                           President and Chief Executive Officer
                                           (Duly Authorized Representative)